Exhibit 99.5

IMPORTANT SPECIAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Electronic Voting Instructions

Instead of mailing your proxy, you may choose to vote your proxy by Internet or telephone 24 hours a day, 7 days a week. See instructions below.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 6:00 a.m., Eastern Standard Time, on [—], 2013.

Vote by Internet • Go to www.investorvote.com/PRGO • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone

•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone

•	Follow the instructions provided by the recorded message

Special Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals —	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5 AND 6.

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☐

☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐

	For	Against	Abstain		For	Against	Abstain

1. Adopting the transaction agreement, dated July 28, 2013, between and among Elan Corporation, plc (“Elan”), Perrigo Company (“Perrigo”), Leopard Company, Habsont Limited and Perrigo Company Limited (f/k/a Blisfont Limited) (“New Perrigo”) (the “Transaction Agreement”) and approving the merger.	☐	☐	☐	2. Approving the creation of distributable reserves, by reducing some or all of the share premium of New Perrigo resulting from the issuance of New Perrigo ordinary shares pursuant to the scheme of arrangement by which New Perrigo will acquire Elan.	☐	☐	☐

3. Considering and, on a non-binding advisory basis, voting upon specified compensatory arrangements between Perrigo and its named executive officers relating to the Transaction Agreement.

5. Approving the amendment and restatement of the Perrigo Company 2008 Long Term Incentive Plan.

	☐ ☐	☐ ☐	☐ ☐

4. Re-approving the performance goals included in the Perrigo Company Annual Incentive Plan.

6. Approving any motion to adjourn the Perrigo special meeting, or any adjournments thereof, to another time or place if necessary or appropriate (i) to solicit additional proxies if there are insufficient votes at the time of the Perrigo special meeting to adopt the Transaction Agreement and approve the merger, (ii) to provide to Perrigo stockholders any supplement or amendment to the joint proxy statement/prospectus and/or (iii) to disseminate any other information which is material to the Perrigo stockholders voting at the special meeting.

					☐ ☐	☐ ☐	☐ ☐

B	Authorized Signatures —	This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name(s) appear on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please have an authorized person sign in full corporate name. If a partnership, please have an authorized person sign in partnership name.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

¡	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.	+

YOUR VOTE IS IMPORTANT!

If you do not vote by Internet or telephone, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope so your shares may be represented at the Meeting.

The Proxy Materials are available for review at:

www.perrigo.com/proxymaterials

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

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Proxy — Perrigo Company

This proxy is solicited on behalf of the Board of Directors for the Special Meeting of Shareholders on [—], 2013.

The undersigned appoints Judy L. Brown and Todd W. Kingma, or either of them, with full power of substitution as attorneys and proxies to vote as designated, with all powers which the undersigned would possess if personally present, all the shares of Common Stock of Perrigo Company held of record by the undersigned on [—], 2013 at the Special Meeting of Shareholders to be held on [—], 2013 or any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” Proposals 1, 2, 3, 4, 5 AND 6.

If you vote by Internet or telephone, please do not send your proxy by mail.

IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

Non-Voting Items

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Change of Address — Please print new address below.

¡	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.	+

IMPORTANT SPECIAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Special Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals —	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5 AND 6.

+

☐

☐

☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐

	For	Against	Abstain		For	Against	Abstain

1. Adopting the transaction agreement, dated July 28, 2013, between and among Elan Corporation, plc (“Elan”), Perrigo Company (“Perrigo”), Leopard Company, Habsont Limited and Perrigo Company Limited (f/k/a Blisfont Limited) (“New Perrigo”) (the “Transaction Agreement”) and approving the merger.	☐	☐	☐	2. Approving the creation of distributable reserves, by reducing some or all of the share premium of New Perrigo resulting from the issuance of New Perrigo ordinary shares pursuant to the scheme of arrangement by which New Perrigo will acquire Elan.	☐	☐	☐

3. Considering and, on a non-binding advisory basis, voting upon specified compensatory arrangements between Perrigo and its named executive officers relating to the Transaction Agreement.

5. Approving the amendment and restatement of the Perrigo Company 2008 Long Term Incentive Plan.

	☐ ☐	☐ ☐	☐ ☐

4. Re-approving the performance goals included in the Perrigo Company Annual Incentive Plan.

6. Approving any motion to adjourn the Perrigo special meeting, or any adjournments thereof, to another time or place if necessary or appropriate (i) to solicit additional proxies if there are insufficient votes at the time of the Perrigo special meeting to adopt the Transaction Agreement and approve the merger, (ii) to provide to Perrigo stockholders any supplement or amendment to the joint proxy statement/prospectus and/or (iii) to disseminate any other information which is material to the Perrigo stockholders voting at the special meeting.

					☐ ☐	☐ ☐	☐ ☐

B	Authorized Signatures —	This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears in the ownership certificate provided by the TASE clearing house member. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please have an authorized person sign in full corporate name. If a partnership, please have an authorized person sign in partnership name.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

¡	+

YOUR VOTE IS IMPORTANT!

Please sign and date this proxy card and return it promptly, together with an Ownership Certificate from your bank, broker or other TASE Clearing House member through which your shares are registered, to

Perrigo Company, P.O. Box 34007, Tel Aviv, Israel 6134001

so your shares may be represented at the Meeting.

The Proxy Materials are available for review at:

www.perrigo.com/proxymaterials

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

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Proxy — Perrigo Company

This proxy is solicited on behalf of the Board of Directors for the Special Meeting of Shareholders on [—], 2013.

The undersigned appoints Judy L. Brown and Todd W. Kingma, or either of them, with full power of substitution as attorneys and proxies to vote as designated, with all powers which the undersigned would possess if personally present, all the shares of Common Stock of Perrigo Company held of record by the undersigned on [—], 2013 at the Special Meeting of Shareholders to be held on [—], 2013 or any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” Proposals 1, 2, 3, 4, 5 AND 6.

¡	IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

¡	+